Exhibit 99.2

Devon Energy Third-Quarter 2025

Supplemental Tables

TABLE OF CONTENTS:	PAGE:

Consolidated Statements of Earnings	2

Supplemental Information for Consolidated Statements of Earnings	3

Consolidated Balance Sheets	4

Consolidated Statements of Cash Flows	5

Production	6

Capital Expenditures and Supplemental Information for Capital Expenditures	7

Realized Pricing	8

Asset Margins	9

Core Earnings	10

EBITDAX, Net Debt and Net Debt-to-EBITDAX	11

Free Cash Flow and Reinvestment Rate	12

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil, gas and NGL sales	$2,809	$2,710	$3,126	$3,086	$2,665
Oil, gas and NGL derivatives (1)	80	236	(98)	(84)	227
Marketing and midstream revenues	1,442	1,338	1,424	1,401	1,132

Total revenues	4,331	4,284	4,452	4,403	4,024

Production expenses (2)	895	899	912	881	763
Exploration expenses	8	20	10	12	4
Marketing and midstream expenses	1,453	1,357	1,436	1,402	1,149
Depreciation, depletion and amortization	879	914	912	971	794
Asset impairments	—	—	254	—	—
Asset dispositions	(37)	(307)	2	(5)	—
General and administrative expenses	114	113	130	155	117
Financing costs, net (3)	109	116	123	123	88
Other, net	(2)	11	27	24	45

Total expenses	3,419	3,123	3,806	3,563	2,960

Earnings before income taxes	912	1,161	646	840	1,064
Income tax expense (4)	219	244	137	187	239

Net earnings	693	917	509	653	825
Net earnings attributable to noncontrolling interests	6	18	15	14	13

Net earnings attributable to Devon	$687	$899	$494	$639	$812

Net earnings per share:
Basic net earnings per share	$1.09	$1.42	$0.77	$0.98	$1.31
Diluted net earnings per share	$1.09	$1.41	$0.77	$0.98	$1.30
Weighted average common shares outstanding:
Basic	628	635	643	650	622
Diluted	629	636	645	651	623

SUPPLEMENTAL INFORMATION FOR CONSOLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES

(in millions)	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Derivative cash settlements	$50	$67	$(10)	$58	$61
Derivative valuation changes	30	169	(88)	(142)	166

Oil, gas and NGL derivatives	$80	$236	$(98)	$(84)	$227

(2) PRODUCTION EXPENSES

(in millions)	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Lease operating expense	$481	$483	$479	$445	$366
Gathering, processing & transportation	213	219	204	213	200
Production taxes	184	180	212	206	179
Property taxes	17	17	17	17	18

Production expenses	$895	$899	$912	$881	$763

(3) FINANCING COSTS, NET

(in millions)	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Interest based on debt outstanding	$125	$126	$127	$128	$98
Interest income	(18)	(14)	(10)	(16)	(19)
Other	2	4	6	11	9

Financing costs, net	$109	$116	$123	$123	$88

(4) INCOME TAX EXPENSE

(in millions)	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Current expense (benefit)	$(44)	$226	$96	$119	$75
Deferred expense	263	18	41	68	164

Income tax expense	$219	$244	$137	$187	$239

CONSOLIDATED BALANCE SHEETS

(in millions)	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Current assets:
Cash, cash equivalents and restricted cash	$1,278	$1,759	$1,234	$846	$676
Accounts receivable	1,835	1,853	2,036	1,972	1,779
Inventory	361	327	332	294	293
Other current assets	393	384	303	315	484

Total current assets	3,867	4,323	3,905	3,427	3,232
Oil and gas property and equipment, based on successful efforts accounting, net	23,591	23,428	23,429	23,198	23,155
Other property and equipment, net	1,698	1,687	1,653	1,813	1,795

Total property and equipment, net	25,289	25,115	25,082	25,011	24,950
Goodwill	753	753	753	753	753
Right-of-use assets	247	185	127	303	317
Investments	679	640	713	727	718
Other long-term assets	386	374	348	268	293

Total assets	$31,221	$31,390	$30,928	$30,489	$30,263

Current liabilities:
Accounts payable	$934	$885	$923	$806	$995
Revenues and royalties payable	1,464	1,440	1,588	1,432	1,423
Short-term debt	998	485	485	485	—
Other current liabilities	646	727	622	586	488

Total current liabilities	4,042	3,537	3,618	3,309	2,906
Long-term debt	7,393	8,393	8,395	8,398	8,884
Lease liabilities	158	113	77	320	328
Asset retirement obligations	850	839	835	770	765
Other long-term liabilities	962	1,008	1,041	840	820
Deferred income taxes	2,466	2,208	2,189	2,148	2,082
Stockholders’ equity:
Common stock	63	64	64	65	66
Additional paid-in capital	5,618	5,864	6,096	6,387	6,662
Retained earnings	9,788	9,252	8,506	8,166	7,670
Accumulated other comprehensive loss	(119)	(120)	(121)	(122)	(121)

Total stockholders’ equity attributable to Devon	15,350	15,060	14,545	14,496	14,277
Noncontrolling interests	—	232	228	208	201

Total equity	15,350	15,292	14,773	14,704	14,478

Total liabilities and equity	$31,221	$31,390	$30,928	$30,489	$30,263

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Cash flows from operating activities:
Net earnings	$693	$917	$509	$653	$825
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	879	914	912	971	794
Asset impairments	—	—	254	—	—
Leasehold impairments	1	7	5	3	1
Accretion of liabilities	4	3	6	6	2
Total (gains) losses on commodity derivatives	(80)	(236)	98	84	(227)
Cash settlements on commodity derivatives	50	67	(10)	58	61
(Gains) losses on asset dispositions	(37)	(307)	2	(5)	—
Deferred income tax expense	263	18	41	68	164
Share-based compensation	24	23	30	24	24
Other	(45)	5	(22)	4	3
Changes in assets and liabilities, net	(62)	134	117	(202)	16

Net cash from operating activities	1,690	1,545	1,942	1,664	1,663

Cash flows from investing activities:
Capital expenditures	(870)	(956)	(934)	(926)	(877)
Acquisitions of property and equipment	(197)	(16)	(8)	(116)	(3,602)
Divestitures of property and equipment and investments	38	372	133	6	—
Grayson Mill acquired cash	—	—	—	—	147
Distributions from investments	7	11	9	33	13
Contributions to investments and other	(2)	(8)	(2)	(40)	(30)

Net cash from investing activities	(1,024)	(597)	(802)	(1,043)	(4,349)

Cash flows from financing activities:
Borrowings of long-term debt, net of issuance costs	—	—	—	—	3,219
Repayments of long-term debt	(485)	—	—	—	(472)
Repurchases of common stock	(250)	(249)	(301)	(301)	(295)
Dividends paid on common stock	(151)	(156)	(163)	(143)	(272)
Contributions from noncontrolling interests	—	—	14	8	20
Distributions to noncontrolling interests	—	(14)	(9)	(15)	(10)
Acquisition of noncontrolling interests	(260)	—	—	—	—
Repayment of finance lease	—	—	(274)	—	—
Shares exchanged for tax withholdings and other	(1)	(5)	(19)	1	2

Net cash from financing activities	(1,147)	(424)	(752)	(450)	2,192

Effect of exchange rate changes on cash	—	1	—	(1)	1

Net change in cash, cash equivalents and restricted cash	(481)	525	388	170	(493)
Cash, cash equivalents and restricted cash at beginning of period	1,759	1,234	846	676	1,169

Cash, cash equivalents and restricted cash at end of period	$1,278	$1,759	$1,234	$846	$676

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,229	$1,713	$1,198	$811	$645
Restricted cash	49	46	36	35	31

Total cash, cash equivalents and restricted cash	$1,278	$1,759	$1,234	$846	$676

PRODUCTION

	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil (MBbls/d)
Delaware Basin	223	228	216	221	227
Rockies	111	104	112	110	48
Eagle Ford	41	39	45	49	44
Anadarko Basin	12	13	11	14	13
Other	3	3	4	4	3

Total	390	387	388	398	335

Natural gas liquids (MBbls/d)
Delaware Basin	134	133	118	127	134
Rockies	53	47	44	43	15
Eagle Ford	11	11	15	21	16
Anadarko Basin	30	31	26	30	29
Other	—	—	—	—	—

Total	228	222	203	221	194

Gas (MMcf/d)
Delaware Basin	834	823	744	755	764
Rockies	245	228	233	230	96
Eagle Ford	70	62	117	130	93
Anadarko Basin	261	274	252	255	241
Other	—	1	—	1	—

Total	1,410	1,388	1,346	1,371	1,194

Total oil equivalent (MBoe/d)
Delaware Basin	496	498	458	474	488
Rockies	205	189	195	191	79
Eagle Ford	63	60	79	92	75
Anadarko Basin	85	90	79	87	82
Other	4	4	4	4	4

Total	853	841	815	848	728

CAPITAL EXPENDITURES

(in millions)	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	$457	$472	$493	$448	$495
Rockies	189	224	215	268	89
Eagle Ford	138	118	151	107	173
Anadarko Basin	25	44	46	44	56
Other	1	2	3	5	4

Total upstream capital	$810	$860	$908	$872	$817

Carbon capital	28	30	22	12	26
Midstream and Corporate	21	42	34	42	35

Capital expenditures	$859	$932	$964	$926	$878

Acquisitions (1)	197	16	8	116	38

Total capital	$1,056	$948	$972	$1,042	$916

(1)	Q3 2024 excludes $5,045 million related to the Grayson Mill acquisition.

SUPPLEMENTAL INFORMATION FOR CAPITAL EXPENDITURES

GROSS OPERATED SPUDS

	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	60	57	73	67	75
Rockies	21	23	24	24	8
Eagle Ford	24	22	30	12	28
Anadarko Basin	10	11	5	2	9

Total	115	113	132	105	120

GROSS OPERATED WELLS TIED-IN

	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	61	57	79	55	55
Rockies	22	30	16	30	7
Eagle Ford	10	10	35	23	31
Anadarko Basin	9	13	6	20	15

Total	102	110	136	128	108

NET OPERATED WELLS TIED-IN

	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	40	46	54	50	39
Rockies	18	27	13	27	6
Eagle Ford	10	7	26	13	24
Anadarko Basin	5	5	2	8	6

Total	73	85	95	98	75

AVERAGE LATERAL LENGTH

(based on wells tied-in)	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin	11,100’	10,500’	10,300’	11,500’	10,500’
Rockies	13,000’	12,300’	12,200’	10,150’	14,500’
Eagle Ford	7,200’	8,200’	7,800’	7,700’	7,600’
Anadarko Basin	10,000’	10,000’	12,500’	10,000’	11,000’

Total	10,300’	10,300’	10,700’	9,900’	10,000’

REALIZED PRICING

BENCHMARK PRICES

(average prices)	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$64.92	$63.95	$71.50	$70.32	$75.20
Natural Gas ($/Mcf) - Henry Hub	$3.07	$3.44	$3.65	$2.79	$2.15
NGL ($/Bbl) - Mont Belvieu Blended	$24.25	$25.58	$29.65	$27.80	$25.20

REALIZED PRICES

	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil (Per Bbl)
Delaware Basin	$63.89	$62.60	$70.28	$69.06	$74.24
Rockies	61.14	59.05	66.40	65.67	70.39
Eagle Ford	64.87	63.14	69.85	69.25	74.92
Anadarko Basin	63.68	62.09	71.15	67.46	73.13

Realized price without hedges	63.21	61.70	69.13	68.11	73.74
Cash settlements	0.78	1.27	0.02	1.08	0.52

Realized price, including cash settlements	$63.99	$62.97	$69.15	$69.19	$74.26

Natural gas liquids (Per Bbl)
Delaware Basin	$18.25	$19.10	$22.76	$21.79	$19.21
Rockies	10.26	9.27	14.72	12.88	8.09
Eagle Ford	22.85	23.03	28.65	26.40	24.18
Anadarko Basin	20.94	22.41	26.91	25.45	22.35

Realized price without hedges	17.01	17.71	22.03	21.07	19.25
Cash settlements	0.17	0.11	(0.10)	(0.06)	0.11

Realized price, including cash settlements	$17.18	$17.82	$21.93	$21.01	$19.36

Gas (Per Mcf)
Delaware Basin	$1.50	$1.34	$2.47	$1.01	$0.04
Rockies	(0.42)	(0.50)	1.48	0.59	(0.85)
Eagle Ford	2.78	3.01	3.36	2.31	1.80
Anadarko Basin	2.57	2.86	3.42	2.27	1.74

Realized price without hedges	1.43	1.41	2.55	1.30	0.45
Cash settlements	0.15	0.15	(0.07)	0.16	0.39

Realized price, including cash settlements	$1.58	$1.56	$2.48	$1.46	$0.84

Total oil equivalent (Per Boe)
Delaware Basin	$36.18	$35.92	$43.00	$39.66	$39.85
Rockies	35.33	34.29	43.29	41.37	43.11
Eagle Ford	48.85	48.32	49.75	46.46	50.89
Anadarko Basin	23.97	25.28	29.96	26.54	24.69

Realized price without hedges	35.82	35.43	42.58	39.57	39.80
Cash settlements	0.64	0.87	(0.13)	0.75	0.91

Realized price, including cash settlements	$36.46	$36.30	$42.45	$40.32	$40.71

ASSET MARGINS

BENCHMARK PRICES

(average prices)	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$64.92	$63.95	$71.50	$70.32	$75.20
Natural Gas ($/Mcf) - Henry Hub	$3.07	$3.44	$3.65	$2.79	$2.15
NGL ($/Bbl) - Mont Belvieu Blended	$24.25	$25.58	$29.65	$27.80	$25.20

PER-UNIT CASH MARGIN BY ASSET (per Boe)

	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Delaware Basin
Realized price	$36.18	$35.92	$43.00	$39.66	$39.85
Lease operating expenses	(5.38)	(5.54)	(5.74)	(4.93)	(4.69)
Gathering, processing & transportation	(2.94)	(3.17)	(3.00)	(2.92)	(2.79)
Production & property taxes	(2.52)	(2.63)	(3.13)	(2.91)	(2.99)

Field-level cash margin	$25.34	$24.58	$31.13	$28.90	$29.38

Rockies
Realized price	$35.33	$34.29	$43.29	$41.37	$43.11
Lease operating expenses	(8.27)	(9.13)	(9.31)	(8.63)	(10.83)
Gathering, processing & transportation	(0.99)	(0.86)	(1.14)	(1.22)	(2.33)
Production & property taxes	(3.04)	(2.85)	(3.83)	(3.66)	(4.56)

Field-level cash margin	$23.03	$21.45	$29.01	$27.86	$25.39

Eagle Ford
Realized price	$48.85	$48.32	$49.75	$46.46	$50.89
Lease operating expenses	(7.83)	(7.52)	(6.65)	(5.59)	(6.57)
Gathering, processing & transportation	(2.27)	(1.94)	(2.47)	(2.21)	(2.02)
Production & property taxes	(2.89)	(3.02)	(2.65)	(2.41)	(2.79)

Field-level cash margin	$35.86	$35.84	$37.98	$36.25	$39.51

Anadarko Basin
Realized price	$23.97	$25.28	$29.96	$26.54	$24.69
Lease operating expenses	(3.25)	(2.98)	(3.20)	(2.72)	(2.92)
Gathering, processing & transportation	(5.98)	(6.13)	(6.01)	(5.74)	(5.78)
Production & property taxes	(1.30)	(1.32)	(1.62)	(1.20)	(1.17)

Field-level cash margin	$13.44	$14.85	$19.13	$16.88	$14.82

Devon - Total
Realized price	$35.82	$35.43	$42.58	$39.57	$39.80
Lease operating expenses	(6.14)	(6.31)	(6.53)	(5.70)	(5.46)
Gathering, processing & transportation	(2.71)	(2.86)	(2.78)	(2.74)	(2.98)
Production & property taxes	(2.56)	(2.58)	(3.11)	(2.86)	(2.95)

Field-level cash margin	$24.41	$23.68	$30.16	$28.27	$28.41

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on third-quarter 2025 and second-quarter 2025 earnings.

	Quarter Ended September 30, 2025
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$912	$693	$687	$1.09
Adjustments:
Asset dispositions	(37)	(28)	(28)	(0.04)
Asset and exploration impairments	1	1	1	—
Change in tax laws	—	11	11	0.02
Fair value changes in financial instruments	(29)	(22)	(22)	(0.04)
Restructuring and transaction costs	9	7	7	0.01

Core earnings (Non-GAAP)	$856	$662	$656	$1.04

	Quarter Ended June 30, 2025
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$1,161	$917	$899	$1.41
Adjustments:
Asset dispositions (1)	(307)	(239)	(239)	(0.38)
Asset and exploration impairments	4	2	2	0.01
Fair value changes in financial instruments	(172)	(133)	(133)	(0.21)
Restructuring and transaction costs	9	7	7	0.01

Core earnings (Non-GAAP)	$695	$554	$536	$0.84

(1)	The divestiture of our equity interest in Matterhorn drove our Q2 current tax higher, with approximately $100 million of current tax.

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings before financing costs, net; income tax expense; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; accretion on discounted liabilities; and other items not related to core operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies.

	Q3 ‘25	Q2 ‘25	Q1 ‘25	Q4 ‘24	TTM	Q3 ‘24
Net earnings (GAAP)	$693	$917	$509	$653	$2,772	$825
Financing costs, net	109	116	123	123	471	88
Income tax expense	219	244	137	187	787	239
Exploration expenses	8	20	10	12	50	4
Depreciation, depletion and amortization	879	914	912	971	3,676	794
Asset impairments	—	—	254	—	254	—
Asset dispositions	(37)	(307)	2	(5)	(347)	—
Share-based compensation	21	22	24	24	91	24
Derivative & financial instrument non-cash val. changes	(30)	(169)	88	142	31	(166)
Accretion on discounted liabilities and other	(2)	11	27	24	60	45

EBITDAX (Non-GAAP)	$1,860	$1,768	$2,086	$2,131	$7,845	$1,853

NET DEBT

Devon defines net debt as debt (includes short-term and long-term debt) less cash, cash equivalents and restricted cash. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Total debt (GAAP)	$8,391	$8,878	$8,880	$8,883	$8,884
Less:
Cash, cash equivalents and restricted cash	(1,278)	(1,759)	(1,234)	(846)	(676)

Net debt (Non-GAAP)	$7,113	$7,119	$7,646	$8,037	$8,208

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Net debt (Non-GAAP)	$7,113	$7,119	$7,646	$8,037	$8,208
EBITDAX (Non-GAAP) (1)	$7,845	$7,838	$8,034	$7,739	$7,496

Net debt-to-EBITDAX (Non-GAAP)	0.9	0.9	1.0	1.0	1.1

(1)	EBITDAX is an annualized measure using a trailing twelve-month calculation.

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Total operating cash flow (GAAP)	$1,690	$1,545	$1,942	$1,664	$1,663
Less capital expenditures (Excluding acquisitions):	(870)	(956)	(934)	(926)	(877)

Free cash flow (Non-GAAP)	$820	$589	$1,008	$738	$786

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

	2025			2024
	Quarter 3	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Capital expenditures (Accrued) (1)	$1,056	$948	$972	$1,042	$916
Operating cash flow	$1,690	$1,545	$1,942	$1,664	$1,663

Reinvestment rate (Non-GAAP)	63%	61%	50%	63%	55%

(1)	Q3 2024 excludes $5,045 million related to the Grayson Mill acquisition.

FOURTH-QUARTER 2025 GUIDANCE

PRODUCTION GUIDANCE

	Quarter 4
	Low	High
Oil (MBbls/d)	383	388
Natural gas liquids (MBbls/d)	223	228
Gas (MMcf/d)	1,330	1,370

Total oil equivalent (MBoe/d)	828	844

CAPITAL EXPENDITURES GUIDANCE

	Quarter 4
(in millions)	Low	High
Upstream capital	$850	$890
Carbon capital	25	35
Midstream and other capital	15	25

Total capital	$890	$950

PRICE REALIZATIONS GUIDANCE

	Quarter 4
	Low		High
Oil - % of WTI	95%		99%
NGL - % of WTI	28%		32%
Natural gas - % of Henry Hub	30	%(1)	40	%(1)

(1)	Fourth-quarter gas realizations are expected to be impacted due to weak Permian pricing as a result of pipeline outages.

OTHER GUIDANCE ITEMS

	Quarter 4
($ millions, except Boe and %)	Low	High
Marketing and midstream operating profit	$(20)	$(15)
LOE and GP&T per BOE	$8.70	$9.00
Production and property taxes as % of upstream sales	7.0%	7.8%
Exploration expenses	$5	$10
Depreciation, depletion and amortization	$850	$900
General and administrative expenses	$120	$130
Financing costs, net	$100	$110
Other expenses	$—	$10

INCOME TAX GUIDANCE

	Quarter 4
(% of pre-tax earnings)	Low	High
Current income tax rate	7%	9%
Deferred income tax rate	17%	19%

Total income tax rate	~26%

2025 & 2026 HEDGING POSITIONS

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q4 2025	9,000	$71.52	105,000	$66.35	$75.36

	Three Way Collars
Period	Volume (Bbls/d)	Weighted Average Floor Sold Price ($/Bbl)	Weighted Average Floor Purchased Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q4 2025	13,000	$50.77	$65.00	$77.37
Q1-Q4 2026	84,471	$50.21	$60.35	$72.64

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q4 2025	Midland Sweet	63,000	$1.00
Q4 2025	WTI/Brent	5,391	$(3.64)
Q4 2025	NYMEX Roll	13,000	$1.05
Q1-Q4 2026	Midland Sweet	46,000	$1.10
Q1-Q4 2027	Midland Sweet	14,000	$1.04

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q4 2025	245,000	$3.51	170,000	$3.00	$3.80
Q1-Q4 2026	247,500	$3.80	160,000	$3.14	$4.88

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q4 2025	Houston Ship Channel	230,000	$(0.35)
Q4 2025	WAHA	200,000	$(1.53)
Q1–Q4 2026	Houston Ship Channel	50,000	$(0.29)
Q1–Q4 2026	WAHA	120,000	$(1.79)

NGL Commodity Hedges

		Price Swaps
Period	Product	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q4 2025	Natural Gasoline	3,000	$63.35
Q4 2025	Normal Butane	323	$39.90
Q4 2025	Propane	3,000	$32.29

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of September 30, 2025.